COMMON SHARES
  PAR VALUE $.01
                                                               -----------------
                                                                     SHARES

                             DUPONT PHOTOMASKS, INC.
                                                               -----------------
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS
                                                             CUSIP 26613X 10 1

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THIS CERTIFIES THAT




is the owner of
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                 FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF

                             DUPONT PHOTOMASKS, INC.
of the par value of $.01 per share, transferable on the books of the Corporation by the registered owner hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are subject to all the provisions of the Certificate of Incorporation and all Amendments and Supplements thereof.
     This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated:


     /s/ J. Michael Hardinger

                                        [CORPORATE SEAL]
        Chairman of the Board and                Countersigned and Registered:
          Chief Executive Officer                 CHEMICAL MELLON SHAREHOLDER
                                                  SERVICES, L.L.C.
                                                  Transfer Agent and Registrar
                                                  By
     /s/ Van H. Leichliter

                        Secretary                           Authorized Signature
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The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common

     TEN ENT -- as tenants by the entireties

     JT TEN  -- as joint tenants with right of
                survivorship and not as tenants in common

     UNIF GIFT MIN ACT --___________ Custodian ______________
                            (Cust)                 (Minor)
                         under Uniform Gifts to Minors
                         Act__________________
                                 (State)

     Additional abbreviations may also be used though not in the above list.

For Value Received,_________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE

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__________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

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_______________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_______________________________    ________________________________________
                                             NOTICE: The signature to this
                                        assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatever.